UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025
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KOPPERS HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 227-2001
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2025, the Board of Directors (the “Board”) of Koppers Holdings Inc. (the “Company”) increased the size of the Board from eight to nine directors and elected Laura Posadas as a director of the Company. The committees on which Ms. Posadas will serve have not been determined. Ms. Posadas will receive compensation for her services as a non-employee director in accordance with the Company’s standard compensatory arrangement described in the Company’s Definitive Proxy Statement for its 2025 Annual Meeting under the caption “Director Compensation” filed pursuant to Regulation 14A with the Securities and Exchange Commission on March 28, 2025.
Since October 2024, Ms. Posadas has served as Chief Executive Officer of Canlak Coatings Inc., a formulator and manufacturer of high-quality wood coating systems. Ms. Posadas served as Chief Commercial Officer of Matrix Adhesives Group, a provider of advanced adhesive and sealant solutions, from January 2023 to October 2024 and as Regional President, Americas of Castrol for BP p.l.c., the global integrated energy company, from December 2019 to December 2022.
The Board has determined that Ms. Posadas is an independent director under applicable New York Stock Exchange listing requirements and the Board’s own independence standards, which are included in the Company’s Corporate Governance Guidelines. Ms. Posadas will stand for election by the Company’s shareholders at the Company’s 2026 Annual Meeting.
There are no transactions between Ms. Posadas and the Company that would be reportable under Item 404(a) of Regulation S-K, and there is no arrangement or understanding with any person pursuant to which Ms. Posadas was selected as a director.
The Company issued a press release on November 5, 2025 regarding the election of Ms. Posadas as a director. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release dated November 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 5, 2025

KOPPERS HOLDINGS INC.

By:	/s/ Jimmi Sue Smith
Jimmi Sue Smith
Chief Financial Officer and Treasurer